BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)
(Unaudited)

Unaudited	September 30, 2011	June 30, 2011
ASSETS
Cash and due from banks	$7,412	$5,820
Federal funds sold	26,183	3,232
Total cash and cash equivalents	33,595	9,052
Securities:
Trading	5,248	5,053
Available for sale	156,130	145,671
Held to maturity (fair value $365,229 as of September 2011, $387,286 as of June 2011)	350,066	370,626
Stock of the Federal Home Loan Bank, at cost	15,225	15,463
Loans held for sale, carried at fair value	40,478	20,110
Loans held for sale, lower of cost or fair value	8,721	—
Loans—net of allowance for loan losses of $8,008 (September 2011) and $7,419 (June 2011)	1,443,860	1,325,101
Accrued interest receivable	5,899	6,577
Furniture, equipment and software—net	3,807	3,153
Deferred income tax	9,504	9,719
Cash surrender value of life insurance	5,132	5,087
Other real estate owned and repossessed vehicles	5,269	9,604
Other assets	14,108	14,871
TOTAL ASSETS	$2,097,042	$1,940,087
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$9,812	$7,369
Interest bearing	1,484,346	1,332,956
Total deposits	1,494,158	1,340,325
Securities sold under agreements to repurchase	130,000	130,000
Advances from the Federal Home Loan Bank	287,000	305,000
Subordinated debentures and other borrowings	5,155	7,655
Accrued interest payable	2,026	2,237
Accounts payable and accrued liabilities	12,210	7,104
Total liabilities	1,930,549	1,792,321
COMMITMENTS AND CONTINGENCIES (Note 8)
STOCKHOLDERS’ EQUITY:
Preferred stock—1,000,000 shares authorized;
Series A—$10,000 stated value and liquidating preference per share; 515 (September 2011) and 515 (June 2011) shares issued and outstanding	5,063	5,063
Series B—$1,000 stated value and liquidating preference per share; 12,117 (September 2011) shares issued and outstanding	11,584	—
Common stock—$0.01 par value; 25,000,000 shares authorized; 11,223,365 shares issued and 10,185,953 shares outstanding (September 2011); 11,151,963 shares issued and 10,436,332 shares outstanding (June 2011);	112	112
Additional paid-in capital	89,053	88,343
Accumulated other comprehensive loss—net of tax	(637)	(971)
Retained earnings	66,559	60,152
Treasury stock, at cost; 737,412 shares (September 2011) and 715,631 shares (June 2011)	(5,241)	(4,933)
Total stockholders’ equity	166,493	147,766
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,097,042	$1,940,087

See accompanying notes to the condensed consolidated financial statements.

BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except earnings per share)
(Unaudited)

Unaudited	Three Months Ended
	September 30,
	2011	2010
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$20,751	$12,849
Investments	7,014	8,240
Total interest and dividend income	27,765	21,089
INTEREST EXPENSE:
Deposits	6,527	5,227
Advances from the Federal Home Loan Bank	1,580	1,706
Other borrowings	1,481	1,484
Total interest expense	9,588	8,417
Net interest income	18,177	12,672
Provision for loan losses	2,363	1,600
Net interest income, after provision for loan losses	15,814	11,072
NON-INTEREST INCOME:
Other-than-temporary loss on securities:
Total impairment losses	(765)	(631)
Loss recognized in other comprehensive income (loss)	168	201
Net impairment loss recognized in earnings	(597)	(430)
Fair value gain on trading securities	195	39
Total unrealized loss on securities	(402)	(391)
Prepayment penalty fee income	61	1,000
Mortgage banking income	4,785	1,393
Banking service fees and other income	126	120
Total non-interest income	4,570	2,122
NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	4,705	2,821
Professional services	573	434
Occupancy and equipment	262	165
Data processing and internet	383	230
Advertising and promotional	458	157
Depreciation and amortization	298	75
Real estate owned and repossessed vehicles	1,784	213
FDIC and Primary Federal Regulator fees	325	438
Other general and administrative	764	666
Total non-interest expense	9,552	5,199
INCOME BEFORE INCOME TAXES	10,832	7,995
INCOME TAXES	4,299	3,163
NET INCOME	$6,533	$4,832
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$6,407	$4,755
COMPREHENSIVE INCOME	$6,867	$2,480
Basic earnings per share	$0.59	$0.45
Diluted earnings per share	$0.58	$0.45
See accompanying notes to the condensed consolidated financial statements.

BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME
(Dollars in thousands)
(Unaudited)

Unaudited	Convertible Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Loss Net of Income Tax	Treasury Stock	Comprehensive Income	Total
			Number of Shares
	Shares	Amount	Issued	Treasury	Outstanding	Amount
BALANCE—July 1, 2011	515	$5,063	11,151,963	(715,631)	10,436,332	$112	$88,343	$60,152	$(971)	$(4,933)		$147,766
Comprehensive income:
Net income	—	—	—	—	—	—	—	6,533	—	—	$6,533	6,533
Net unrealized gain from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	334	—	334	334
Total comprehensive income											$6,867
Cash dividends on preferred stock	—	—	—	—	—	—	—	(126)	—	—		(126)
Issuance of convertible preferred stock	12,117	11,584	—	—	—	—	—	—	—	—		11,584
Stock-based compensation expense	—	—	—	—	—	—	570	—	—	—		570
Restricted stock grants	—	—	71,402	(21,781)	49,621	—	140	—	—	(308)		(168)
BALANCE—September 30, 2011	12,632	$16,647	11,223,365	(737,412)	10,485,953	$112	$89,053	$66,559	$(637)	$(5,241)		$166,493

See accompanying notes to the condensed consolidated financial statements.

BofI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(Unaudited)

Unaudited	Three Months Ended
	September 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,533	$4,832
Adjustments to reconcile net income to net cash used in operating activities:
Accretion of discounts on securities	(3,261)	(4,379)
Net accretion of discounts on loans	(273)	(826)
Amortization of borrowing costs	—	1
Stock-based compensation expense	570	380
Valuation of financial instruments carried at fair value	(195)	(39)
Impairment charge on securities held to maturity	597	430
Provision for loan losses	2,363	1,600
Deferred income taxes	1,205	(976)
Origination of loans held for sale	(90,369)	(60,623)
Unrealized gain on loans held for sale	(573)	(380)
Gain on sales of loans held for sale	(4,212)	(1,013)
Proceeds from sale of loans held for sale	147,454	50,259
Loss on sale of other real estate and foreclosed assets	1,478	—
Depreciation and amortization of furniture, equipment and software	298	75
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	678	(374)
Other assets	(1,070)	(524)
Accrued interest payable	(211)	(38)
Accounts payable and accrued liabilities	4,750	3,328
Net cash provided by (used) in operating activities	$65,762	$(8,267)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(25,002)	(42,291)
Proceeds from sale of available for sale mortgage-backed-securities	—	—
Proceeds from repayment of securities	38,326	59,868
Purchase of stock of Federal Home Loan Bank	(470)	—
Proceeds from redemption of stock of Federal Home Loan Bank	708	699
Origination of loans, net	(252,626)	(67,020)
Proceeds from sales of repossessed assets	3,355	959
Purchases of loans, net of discounts and premiums	—	(80,669)
Principal repayments on loans	50,463	42,565
Net purchases of furniture, equipment and software	(952)	(437)
Net cash used in investing activities	$(186,198)	$(86,326)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	153,833	23,544
Proceeds from the Federal Home Loan Bank advances	48,000	102,000
Repayment of the Federal Home Loan Bank advances	(66,000)	(35,000)
Repayment of other borrowings	(2,500)	—
Proceeds from exercise of common stock options	—	124
Proceeds from issuance of common stock	—	1
Proceeds from issuance of preferred stock	11,584	—
Tax benefit from exercise of common stock options and vesting of restricted stock grants	140	95
Cash dividends on preferred stock	(78)	(77)
Net cash provided by financing activities	144,979	90,687
NET CHANGE IN CASH AND CASH EQUIVALENTS	24,543	(3,906)
CASH AND CASH EQUIVALENTS—Beginning of year	9,052	18,205
CASH AND CASH EQUIVALENTS—End of period	$33,595	$14,299
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$9,799	$8,455
Income taxes paid	$125	$1,012
Transfers to other real estate and repossessed vehicles	$498	$2,092
Transfers from loans held for investment to loans held for sale	$81,029	$—
Preferred stock dividends declared but not paid	$48	$—

See accompanying notes to the condensed consolidated financial statements.

LOANS & ALLOWANCE FOR LOAN LOSS
The following table sets forth the composition of the loan portfolio as of the dates indicated:

Unaudited	September 30, 2011	June 30, 2011
	(Dollars in Thousands)
Mortgage loans on real estate:
Residential single family (one to four units)	$604,448	$517,637
Home equity	34,881	36,424
Residential multifamily (five units or more)	641,486	647,381
Commercial real estate and land	37,860	37,985
Consumer—Recreational vehicle	28,353	30,406
Other	108,448	66,582
Total gross loans	1,455,476	1,336,415
Allowance for loan losses	(8,008)	(7,419)
Unaccreted discounts and loan fees	(3,608)	(3,895)
Net loans on real estate	$1,443,860	$1,325,101

Nonperforming loans and foreclosed assets or “nonperforming assets” consisted of the following as of the dates indicated:

Unaudited	September 30, 2011	June 30, 2011
	(Dollars in thousands)
Nonperforming assets:
Non-accrual loans:
Loans secured by real estate:
Single family	$6,863	$6,586
Home equity loans	99	157
Multifamily	4,305	2,744
Commercial	—	—
Total nonaccrual loans secured by real estate	11,267	9,487
RV / Auto	177	125
Other	—	—
Total nonperforming loans	11,444	9,612
Foreclosed real estate	3,653	7,678
Repossessed—vehicles	1,616	1,926
Total nonperforming assets	$16,713	$19,216
Total nonperforming loans as a percentage of total loans	0.79%	0.72%
Total nonperforming assets as a percentage of total assets	0.80%	0.99%

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of securities trading, available for sale, and held to maturity at September 30, 2011 and June 30, 2011 were:

Unaudited	Trading	Available for sale				Held to maturity
	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
	(Dollars in Thousands)
	September 30, 2011
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$—	$57,440	$1,628	$(35)	$59,033	$75,630	$3,197	$—	$78,827
Non-agency [2]	—	72,048	10,057	—	82,105	238,196	14,399	(6,703)	245,892
Total mortgage-backed securities	—	129,488	11,685	(35)	141,138	313,826	17,596	(6,703)	324,719
Other debt securities:
U.S. agencies [1]	—	15,002	—	(10)	14,992	—	—	—	—
Municipal	—	—	—	—	—	36,240	4,270	—	40,510
Non-agency	5,248	—	—	—	—	—	—	—	—
Total other debt securities	5,248	15,002	—	(10)	14,992	36,240	4,270	—	40,510
Total debt securities	$5,248	$144,490	$11,685	$(45)	$156,130	$350,066	$21,866	$(6,703)	$365,229

	June 30, 2011
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$—	$60,212	$1,707	$—	$61,919	$77,941	$2,317	$(196)	$80,062
Non-agency [2]	—	74,545	9,406	(199)	83,752	246,455	15,851	(2,625)	259,681
Total mortgage-backed securities	—	134,757	11,113	(199)	145,671	324,396	18,168	(2,821)	339,743
Other debt securities:
U.S. agencies [1]	—	—	—	—	—	9,976	—	(149)	9,827
Municipal	—	—	—	—	—	36,254	1,517	(55)	37,716
Non-agency	5,053	—	—	—	—	—	—	—	—
Total other debt securities	5,053	—	—	—	—	46,230	1,517	(204)	47,543
Total debt securities	$5,053	$134,757	$11,113	$(199)	$145,671	$370,626	$19,685	$(3,025)	$387,286
 __________________________________

1.	U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.

2.	Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages . Primarily supersenior securities secured by prime, Alt-A or pay-option ARM mortgages.

The following table sets forth the composition of the deposit portfolio as of the dates indicated:

Unaudited	September 30, 2011		June 30, 2011
	Amount	Rate[1]	Amount	Rate[1]
	(Dollars in thousands)
Non-interest bearing:	$9,812	—%	$7,369	—%
Interest bearing:
Demand	79,814	0.72%	76,793	0.75%
Savings	309,715	0.91%	268,384	0.93%
Time deposits:
Under $100,000	345,785	2.14%	337,937	2.24%
$100,000 or more	749,032	2.05%	649,842	2.15%
Total time deposits[2]	1,094,817	2.08%	987,779	2.18%
Total interest bearing	1,484,346	1.76%	1,332,956	1.85%
Total deposits	$1,494,158	1.75%	$1,340,325	1.84%
______________________________
1. Based on weighted-average stated interest rates at end of period.

The following table sets forth the number of deposit accounts by type as of the date indicated:

Unaudited	September 30, 2011	June 30, 2011	September 30, 2010
Checking and savings accounts	15,858	16,105	16,034
Time deposits	17,389	16,793	11,576
Total number of deposits accounts	33,247	32,898	27,610

Average Balances, Net Interest Income, Yields Earned and Rates Paid
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three months ended September 30, 2011 and 2010:

Unaudited	For the three month period ended
	September 30,
	2011			2010
	(Dollars in thousands)
	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]	Average Balance[2]	Interest Income/ Expense	Average Yields Earned/Rates Paid[1]
Assets:
Loans[3,4]	$1,450,927	$20,751	5.72%	$828,259	$12,849	6.21%
Federal funds sold	10,986	1	0.04%	10,188	4	0.16%
Interest-earning deposits in other financial institutions	230	—	—%	115	—	—%
Mortgage-backed and other investment securities[5]	516,431	7,003	5.42%	569,960	8,216	5.77%
Stock of the FHLB, at cost	15,488	10	0.26%	17,806	20	0.45%
Total interest-earning assets	1,994,062	27,765	5.57%	1,426,328	21,089	5.91%
Non-interest-earning assets	45,964			32,930
Total assets	$2,040,026			$1,459,258
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$360,299	$816	0.91%	$387,161	$836	0.86%
Time deposits	1,061,215	5,711	2.15%	585,034	4,391	3.00%
Securities sold under agreements to repurchase	130,000	1,445	4.45%	130,000	1,446	4.45%
Advances from the FHLB	305,935	1,580	2.07%	204,902	1,706	3.33%
Other borrowings	5,155	36	2.79%	5,155	38	2.95%
Total interest-bearing liabilities	1,862,604	9,588	2.06%	1,312,252	8,417	2.57%
Non-interest-bearing demand deposits	7,532			7,065
Other non-interest-bearing liabilities	13,525			6,848
Stockholders’ equity	156,365			133,093
Total liabilities and stockholders’ equity	$2,040,026			$1,459,258
Net interest income		$18,177			$12,672
Interest rate spread[6]			3.51%			3.34%
Net interest margin[7]			3.65%			3.55%
 __________________________

1.	Annualized.

2.	Average balances are obtained from daily data.

3.	Loans include loans held for sale, loan premiums and unearned fees.

4.
Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $33.9 million of Community Reinvestment loans which are taxed at a reduced rate.

5.	Includes $5.5 million of municipal securities which are taxed at a reduced rate.

6.	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

7.	Net interest margin represents net interest income as a percentage of average interest-earning assets.